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                                                      1998 Annual Report
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     [LOGO]

     Highlander

     Income Fund


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                     Highlander Income Fund - 1998 Annual Report


                                         HLA

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

CONTENTS

Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . . . 2

Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . . 6

Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . .17

Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . .33

Federal Tax Information  . . . . . . . . . . . . . . . . . . . . . . . . . .34

Shareholder Update . . . . . . . . . . . . . . . . . . . . . . . . . . . . .35

Glossary # . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40


# This report includes a glossary to help you understand financial terms used in the portfolio managers' letter. When you see this symbol, it indicates a word that is defined in the glossary.

[LOGO]

HIGHLANDER INCOME FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
High current income. As with other investment companies, there can be no assurance this fund will achieve its objective.

PRIMARY INVESTMENTS
A combination of high-grade, mortgage-backed securities and lower-rated, fixed income securities, which include securities commonly referred to as "junk bonds." Each of these asset classes must comprise at least 30%, and no more than 70%, of the portfolio. The mortgage-backed securities may include certain derivative mortgage-backed securities, such as inverse floating rate securities and Z-bonds. High-yield, or junk bond, securities generally involve greater price volatility and risks to principal and income (credit risk) than securities in higher-rated categories.

     Average Annualized Total Returns
--------------------------------------------------------------------------------
     Based on net asset value for the periods ended February 28, 1998.
--------------------------------------------------------------------------------

                                             Lehman Brothers
                                              U.S. Mortgage
                                             Index/High-Yield
                        HIGHLANDER INCOME       Single B
                             FUND            Securities Index*
                        -----------------    ----------------

ONE YEAR                      12.04               11.14

THREE YEAR                     12.8               11.45

SINCE INCEPTION               10.56               10.29
(3/31/94)


Average annualized total returns are through February 28, 1998, and are based on the change in net asset value (NAV). They reflect the reinvestment of all distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, three-year and since inception periods ended February 28, 1998, were 14.39%, 13.66% and 6.56% respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

* This blended index is comprised of 50% Lehman Brothers U.S. Mortgage Index and 50% Lehman Brothers High-Yield Single B Securities Index, which had individual one-year returns of 9.63% and 12.65%, three-year returns of 9.19% and 13.74% and since inception returns of 8.44% and 12.14%, respectively.

The Lehman Brothers U.S. Mortgage Index is comprised of U.S. government agency mortgage-backed securities with five to 30 years to maturity. The Lehman Brothers High-Yield Single B Securities Index is comprised of fixed rate, public non-convertible issues that are rated B by Moody's Investors Service. Developed by Lehman Brothers, the indexes are unmanaged, reflect the reinvestment of all distributions and do not include any fees or expenses. The since inception returns for the Lehman indexes are calculated from the month end following the fund's inception through February 28, 1998.



                     1998 Annual Report    1   Highlander Income Portfolio

--------------------------------------------------------------------------------
[PHOTOGRAPH]

TOM MCGLINCH, CFA, PIPER CAPITAL MANAGEMENT,
shares responsibility for the management of Highlander Income Fund. He has 17 years of financial experience.
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     Portfolio Managers' Letter
--------------------------------------------------------------------------------
     April 15, 1998
--------------------------------------------------------------------------------
     DEAR SHAREHOLDERS:

     HIGHLANDER INCOME FUND HAD A NET ASSET VALUE TOTAL RETURN OF 12.04% FOR THE YEAR ENDED FEBRUARY 28, 1998. This compares to an 11.14% return for the fund's benchmark, which is a 50%/50% blend of the Lehman Brothers U.S. Mortgage Index and the Lehman Brothers High-Yield Single B Securities Index. The fund's total return based on market price was 14.39%.*

     THE COMPONENTS THAT MAKE UP THIS FUND -- HIGH-GRADE, MORTGAGE-BACKED SECURITIES AND LOWER-GRADE, HIGH-YIELD SECURITIES SERVED TO BALANCE EACH OTHER DURING THE YEAR, EACH CONTRIBUTING TO THE FUND'S PERFORMANCE. The economic uncertainty in Asia helped

     * All returns assume reinvestment of all distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
AS A PERCENTAGE OF TOTAL ASSETS ON FEBRUARY 28, 1998.

[CHART]

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Short-Term/Other Assets  5%

Other Assets  3%

Short-Term  2%

--------------------------------------------------------------------------------

Mortgage-Backed Securities  41%

U.S. Agency
Mortgage-Backed
Z-Bond Securities  7%

U.S. Agency Fixed
Rate Mortgage-Backed
Securities  34%

--------------------------------------------------------------------------------

High-Yield Securities  48%

B  35%

BB  7%

--------------------------------------------------------------------------------

U.S. Treasury
Securities  6%

CCC  2%

Non-Rated  4%

--------------------------------------------------------------------------------


                     1998 Annual Report    2   Highlander Income Portfolio

--------------------------------------------------------------------------------

[PHOTOGRAPH]

WAN-CHONG KUNG, CFA, PIPER CAPITAL MANAGEMENT,
shares responsibility for the management of Highlander Income Fund. She has six years of financial experience.
--------------------------------------------------------------------------------

     Portfolio Managers' Letter (continued)
--------------------------------------------------------------------------------

     boost the performance of U.S. government securities as investors sought quality and stability. This rally in government bonds contributed to performance in the fund's mortgage-backed portion. High-yield bonds also delivered outstanding performance during the year. Strong economic growth, low inflation rates, rising stock prices and falling interest rates all combined to allow high-yield companies to deliver strong financial performance and high-yield bond prices to increase in value. Problems in Asia did result in some uncertainty in the high-yield market, but those fears declined as 1998 began with continued signs of strong domestic economic growth. Shareholders should note that high-yield securities are more sensitive to changes in the stock market than are the higher-quality, mortgage-backed securities in the fund.

     IN ITS MORTGAGE-BACKED PORTION, THE FUND FOCUSED ON SECURITIES THAT PERFORM BETTER DURING LOW OR FALLING INTEREST RATE ENVIRONMENTS, WHICH WERE THE NORM FOR MUCH OF THE FUND'S FISCAL YEAR. In particular, we were pleased with the performance of certain CMO Z-bonds#, which carry lower prepayment risk than other mortgage-backed securities. The fund also owned more Treasury securities than usual during the year, again to reduce prepayment risk to the portfolio. In addition, the fund's mortgage-backed portion was overweighted in mortgages that had coupon# rates of 6.5% and lower.

     LOOKING FORWARD, WE ARE CONTINUING TO LOOK FOR WAYS TO ENHANCE THE INCOME PRODUCED BY THE FUND'S MORTGAGE-BACKED COMPONENT. Interest rates are lower, and mortgage yield spreads# are wider than they have been during the past year. The fund is positioned neutrally vs. its benchmark at this time, with respect to our expectations for the direction of interest rates.


                     1998 Annual Report    3   Highlander Income Portfolio

--------------------------------------------------------------------------------

[PHOTOGRAPH]

MARK DURBIANO, CFA, FEDERATED ADVISERS, shares responsibility for the management of Highlander Income Fund. He has 16 years of financial experience.
--------------------------------------------------------------------------------

     Portfolio Managers' Letter (continued)
--------------------------------------------------------------------------------

     THE HIGH-YIELD PORTION OF THE FUND BENEFITED FROM GOOD CREDIT SELECTION DURING THE YEAR AS WELL AS POSITIVE RESULTS FROM ITS INVESTMENTS IN THE TELECOMMUNICATIONS SECTOR. Through our credit selection, we were able to avoid companies that experienced severe financial problems during the year. At the same time, telecommunications companies the fund owns, such as American Communication Services (.18% of the fund's holdings as of February 28, 1998), Nextel Communications (.75%), Intermedia Communications (.38%) and Cellular Communications International (.40%), delivered excellent performance.

     WE REMAIN OPTIMISTIC ON THE OUTLOOK FOR HIGH-YIELD SECURITIES. We do expect to see some slowing in the domestic economy as problems in Asian economies filter through to the U.S. economy. We expect this to cause growth to slow from its strong pace at the end of 1997. Given this outlook, we have continued to emphasize a marginally higher quality posture in the fund's high-yield portion, given the potential for widening credit spreads and falling interest rates. Careful credit analysis will continue to be an essential part of this fund's management.

     AS YOU MAY HAVE READ, PIPER JAFFRAY COMPANIES HAS ANNOUNCED THAT IT HAS ENTERED INTO AN AGREEMENT TO BE ACQUIRED BY U.S. BANCORP. If approved by the company's shareholders, the acquisition will close in early May. In connection with the proposed acquisition, this fund's board of directors has approved a recommendation by Piper Capital Management that the fund, along with The Americas Income Trust (another Piper



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                     1998 Annual Report    4   Highlander Income Portfolio

--------------------------------------------------------------------------------

[PHOTOGRAPH]

STEFANIE L. BACHHUBER, CFA, FEDERATED ADVISERS, shares responsibility for the management of Highlander Income Fund. She has eight years of financial experience.

--------------------------------------------------------------------------------

     Portfolio Managers' Letter (continued)
--------------------------------------------------------------------------------

     Capital-managed, closed-end fund), be moved into an open-end fund in the First American family of funds. This newly formed fund would have a similar investment objective. As a shareholder, you will be asked to vote on this conversion, and you will be mailed a proxy ballot with more information in the months prior to the fund's July annual meeting.

     Thank you for your investment in Highlander Income Fund. We appreciate the opportunity to help you manage your assets.

     Sincerely,

     /s/ Mark E. Durbiano
     Mark E. Durbiano
     Co-manager

     /s/ Tom McGlinch
     Tom McGlinch
     Co-manager

     /s/ Wan-Chong Kung
     Wan-Chong Kung
     Co-manager

     /s/ Stefanie L. Bachhuber
     Stefanie L. Bachhuber
     Co-manager

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                     1998 Annual Report    5   Highlander Income Portfolio

Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  February 28, 1998
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $510,000) ...........     $33,022,774
Cash in bank on demand deposit .............................          50,751
Receivable for investment securities sold ..................         364,854
Accrued interest receivable ................................         484,313
                                                              -----------------
  Total assets .............................................      33,922,692
                                                              -----------------

LIABILITIES:
Payable for investment securities purchased on a when-issued
  basis (note 2) ...........................................       4,039,375
Payable for investment securities purchased ................         390,763
Accrued investment management fee ..........................          13,583
Accrued administrative fee .................................           4,528
Variation margin payable (note 2) ..........................           2,813
                                                              -----------------
  Total liabilities ........................................       4,451,062
                                                              -----------------
  Net assets applicable to outstanding capital stock .......     $29,471,630
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............     $27,707,345
Undistributed net investment income ........................           7,574
Accumulated net realized loss on investments ...............         (75,437)
Unrealized appreciation of investments (note 2) ............       1,832,148
                                                              -----------------

  Total - representing net assets applicable to capital
    stock ..................................................     $29,471,630
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost .............     $31,190,313
                                                              -----------------
                                                              -----------------

NET ASSET VALUE AND MARKET PRICE:
Net assets .................................................     $29,471,630
Shares outstanding (authorized 200 million shares of $0.01
  par value) ...............................................       1,989,467
Net asset value ............................................     $     14.81
Market price ...............................................     $     13.38

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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                 1998 Annual Report  6  Highlander Income Fund

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended February 28, 1998
 ................................................................................

INCOME:
Interest ...................................................     $ 2,497,245
Fee income (note 2) ........................................          59,424
                                                              -----------------

  Total investment income ..................................       2,556,669
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................         172,843
Administrative fee .........................................          57,625
Custodian and accounting fees ..............................          44,270
Transfer agent fees ........................................          20,183
Reports to shareholders ....................................          27,042
Directors' fees ............................................          15,186
Audit and legal fees .......................................          40,110
Other expenses .............................................          15,952
                                                              -----------------
  Total expenses ...........................................         393,211
    Less expenses paid indirectly ..........................            (654)
                                                              -----------------

  Total net expenses .......................................         392,557
                                                              -----------------

  Net investment income ....................................       2,164,112
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4) ..................         395,380
Net realized gain on closed futures contracts ..............           6,965
                                                              -----------------

  Net realized gain on investments .........................         402,345
Net change in unrealized appreciation or depreciation of
  investments ..............................................         736,412
                                                              -----------------

  Net gain on investments ..................................       1,138,757
                                                              -----------------

    Net increase in net assets resulting from operations ...     $ 3,302,869
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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                 1998 Annual Report  7  Highlander Income Fund

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED          YEAR ENDED
                                                                   2/28/98             2/28/97
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $ 2,164,112         $ 2,283,953
Net realized gain (loss) on investments ....................         402,345             (59,934)
Net change in unrealized appreciation or depreciation of
  investments ..............................................         736,412             588,913
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations .....       3,302,869           2,812,932
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................      (2,196,372)         (2,244,119)
From net realized gains ....................................        (101,662)                 --
                                                              -----------------   -----------------
  Total distributions ......................................      (2,298,034)         (2,244,119)
                                                              -----------------   -----------------

  Total increase in net assets .............................       1,004,835             568,813

Net assets at beginning of year ............................      28,466,795          27,897,982
                                                              -----------------   -----------------

Net assets at end of year ..................................     $29,471,630         $28,466,795
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income ........................     $     7,574         $    39,834
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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                 1998 Annual Report  8  Highlander Income Fund

        Notes to Financial Statements
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
               Highlander Income Fund Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests primarily in a combination of high-grade, mortgage-backed securities and lower-rated fixed income securities, which include securities commonly referred to as "junk bonds". The fund may enter into dollar roll transactions. Fund shares are listed on the American Stock Exchange under the symbol HLA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
               INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

               Exchange-traded options are valued at the last sales price on the exchange prior to the time when assets are valued. If no sales were reported that day, the options will be valued at the mean between the current closing bid and asked prices. Over-the-counter options are valued using market quotations obtained from broker-dealers. Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded.

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                 1998 Annual Report  9  Highlander Income Fund

--------------------------------------------------------------------------------

               Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

               HIGH-YIELD DEBT SECURITIES
               Although the fund has a diversified portfolio, the fund has 53.9% of total net assets invested in non-investment grade (high-yield) and comparable quality unrated high-yield securities. Investments in high-yield securities are accompanied by a greater degree of credit risk and tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

               FUTURES TRANSACTIONS
               For hedging purposes, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

               Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

               At February 28, 1998, the fund had outstanding 10 interest rate futures sales contracts on 30-year U.S. Treasury bonds expiring in March 1998 with a net unrealized loss of $313. The market value and par value of the open contracts at February 28, 1998, were

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                 1998 Annual Report  10  Highlander Income Fund

--------------------------------------------------------------------------------
               $1,207,812 and $1,000,000, respectively. Securities with a market value of $51,578 were pledged as collateral to cover initial margin deposits on these contracts.

               SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of February 28, 1998, the fund had entered into outstanding when-issued or forward commitments of $4,039,375.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into dollar rolls in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended February 28, 1998, such fees earned by the fund amounted to $59,424.

               FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

---------------------------------------------------------------------

                 1998 Annual Report  11  Highlander Income Fund

--------------------------------------------------------------------------------

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the "mark-to-market" of certain investments for tax purposes, and losses deferred due to "straddle" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

               DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

               REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all

---------------------------------------------------------------------

                 1998 Annual Report  12  Highlander Income Fund

--------------------------------------------------------------------------------
               agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

               USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................
               INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the advisor and the administrator):

               The investment management agreement provides the advisor with a monthly management fee equal to an annualized rate of 0.60% of the fund's average weekly net assets. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund. Federated Advisers has been retained by the advisor as a subadvisor and is paid a monthly fee by the advisor equal to 50% of the investment management fee.

               The administration agreement provides the administrator with a monthly fee equal to an annualized rate of 0.20%. For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

               OTHER FEES AND EXPENSES
               In addition to the investment management and administrative fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

---------------------------------------------------------------------

                 1998 Annual Report  13  Highlander Income Fund

--------------------------------------------------------------------------------

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities and dollar roll transactions, for the year ended February 28, 1998, aggregated $14,135,491 and $14,838,297, respectively. Including dollar rolls, such purchases and sales aggregated $32,148,928 and $32,851,734, respectively.

(5) PENDING
    ACQUISITION
 ................................
               On December 15, 1997, Piper Jaffray Companies Inc., the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by U.S. Bancorp. It is anticipated that this acquisition will be completed in the second quarter of 1998, subject to regulatory approval, the approval of Piper Jaffray Companies shareholders and the satisfaction of customary closing conditions.

               U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of September 30, 1997, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of approximately $70 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds.

               Under the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the acquisition of Piper Jaffray Companies by U.S. Bancorp will result in the assignment and automatic termination of the fund's investment advisory agreement

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                 1998 Annual Report  14  Highlander Income Fund

--------------------------------------------------------------------------------
               with Piper Capital Management Incorporated. The 1940 Act requires that any new investment advisory agreement for the fund be approved by the fund's board of directors and shareholders.

(6) PROPOSED
    REORGAN-
    IZATION OF THE
    FUND
 ................................
               On February 19, 1998, Piper Capital Management (the advisor), announced that it intends to recommend to the fund's board of directors that the fund be converted to an open-end format. This conversion would be accomplished by merging the fund into an existing or newly formed First American Fund, subject to board and shareholder approval, following the acquisition of the advisor's parent company, Piper Jaffray Companies Inc., by U.S. Bancorp.

---------------------------------------------------------------------

                 1998 Annual Report  15  Highlander Income Fund

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

HIGHLANDER INCOME FUND

                                            Year       Year       Year         Period
                                           Ended      Ended      Ended         Ended
                                          2/28/98    2/28/97    2/29/96      2/28/95(c)
                                          --------   --------   --------   --------------
PER-SHARE DATA
Net asset value, beginning of period ...   $14.31     $14.02     $13.20        $13.95
                                          --------   --------   --------   --------------
Operations:
  Net investment income ................     1.09       1.15       1.19          1.13
  Net realized and unrealized gains
    (losses) on investments ............     0.57       0.27       0.83         (0.73)
                                          --------   --------   --------   --------------
    Total from operations ..............     1.66       1.42       2.02          0.40
                                          --------   --------   --------   --------------
Distributions to shareholders:
  From investment income ...............    (1.11)     (1.13)     (1.19)        (1.14)
  In excess of net investment income ...       --         --         --         (0.01)
  From net realized gains on
    investments ........................    (0.05)        --         --
  Tax return of capital ................       --         --      (0.01)           --
                                          --------   --------   --------   --------------
    Total distributions to
      shareholders .....................    (1.16)     (1.13)     (1.20)        (1.15)
                                          --------   --------   --------   --------------
Net asset value, end of period .........   $14.81     $14.31     $14.02        $13.20
                                          --------   --------   --------   --------------
                                          --------   --------   --------   --------------
Market value, end of period ............   $13.38     $12.75     $12.63        $12.00
                                          --------   --------   --------   --------------
                                          --------   --------   --------   --------------
SELECTED INFORMATION
Total return, net asset value (a) ......    12.04%     10.63%     15.84%         3.23%
Total return, market value (b) .........    14.39%     10.80%     15.91%       (12.69)%
Net assets at end of period (in
  millions) ............................   $   29     $   28     $   28        $   26
Ratio of expenses to average weekly net
  assets ...............................     1.36%      1.40%      1.44%         1.18%(d)
Ratio of net investment income to
  average weekly net assets ............     7.51%      8.25%      8.63%         9.37%(d)
Portfolio turnover rate (excluding
  short-term securities and dollar roll
  transactions) ........................       44%        79%        90%           69%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c)  COMMENCEMENT OF OPERATIONS WAS MARCH 31, 1994.
(d)  ANNUALIZED.

---------------------------------------------------------------------

                 1998 Annual Report  16  Highlander Income Fund

Investments in Securities
---------------------------------------------------------------------

HIGHLANDER INCOME FUND                                           February 28, 1998
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (52.7%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (45.9%):
    FIXED RATE (37.7%):
      6.00%, FHLMC, 1/26/08 .............................  $ 2,000,000(c)   $  1,992,500
      11.00%, FNMA, 10/1/20 .............................      227,340(b)        257,890
      9.00%, FNMA, 7/1/24 ...............................      616,567           657,223
      10.00%, FNMA, 10/1/17 .............................      370,172           408,577
      6.50%, FNMA, 9/1/25 ...............................      672,161           669,217
      8.00%, FNMA, 3/1/08 ...............................      895,647           926,717
      6.00%, FNMA, 3/1/11 ...............................      869,968           859,981
      6.50%, FNMA, 5/1/26 ...............................      924,301           916,981
      6.00%, FNMA, 3/1/26 ...............................      904,321           878,231
      6.50%, FNMA, 2/1/04 ...............................    1,345,345         1,351,238
      7.00%, FNMA, 1/1/08 ...............................    2,000,000(c)      2,035,000
      9.00%, GNMA, 6/15/16 ..............................      152,824           164,812
                                                                            ------------
                                                                              11,118,367
                                                                            ------------

    Z-BOND (d) (8.2%):
      6.50%, FHLMC, Series 1694, Class Z, 3/15/24 .......    1,296,020         1,194,011
      8.28%, FNMA, Series 1993-223, Class ZA,
        12/25/23 ........................................    1,304,023         1,228,703
                                                                            ------------
                                                                               2,422,714
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (6.8%):
      6.38%, U.S. Treasury Note, 3/31/01 ................    1,150,000         1,175,668
      8.75%, U.S. Treasury Note, 8/15/00 ................      750,000           804,300
                                                                            ------------
                                                                               1,979,968
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $14,964,653)  ..........................                     15,521,049
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1998 Annual Report  17  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P                 Principal                Market
Description of Security                                    Rating (g)               Amount                Value (a)
---------------------------------------------------------  ----------          ----------------          -----------
HIGH YIELD CORPORATE BONDS (53.9%):
  AUTOMOTIVE (1.3%):
      Aftermarket Technology, Senior Subordinated Note,
        12.00%, 8/1/04                                         B               $        112,000          $   125,160
      Collins & Aikman Products, Senior Subordinated
        Note, 11.50%, 4/15/06 ...........................      B                        150,000              169,313
      Lear Seating Corp., Subordinated Note, 8.25%,
        2/1/02 ..........................................     BB+                       100,000              102,000
                                                                                                         -----------
                                                                                                             396,473
                                                                                                         -----------

  BANKING (1.0%):
      First Nationwide Holdings, Senior Subordinated
        Note, 10.63%, 10/1/03 ...........................      B                        250,000              282,500
                                                                                                         -----------

  BROADCAST RADIO AND TELEVISION (3.4%):
      Acme Television, Senior Discount Note, Delayed
        Interest, 10.59%, 9/30/04 .                            B-                       100,000(d)(e)         80,248
      Capstar Broadcasting, Senior Subordinated Note,
        9.25%, 7/1/07 ...................................      B-                        75,000               78,938
      Chancellor Media Corp-LA, Senior Subordinated Note,
        8.13%, 12/15/07 .................................     N-R                        50,000               51,000
      Chancellor Media Corp-LA, Senior Subordinated Note,
        8.75%, 6/15/07                                         B                         75,000               78,938
      Chancellor Media Corp., Senior Subordinated Note,
        9.38%, 10/1/04                                         B                         50,000               53,250
      Chancellor Media Corp., Senior Subordinated Note,
        10.50%, 1/15/07 .................................      B                         50,000(e)            56,000
      Echostar Satellite Broadcast, Senior Discount Note,
        Delayed Interest, 13.25%, 3/15/04 ...............     CCC+                      100,000(d)            89,375
      Fox/Liberty Networks LLC, Senior Discount Note,
        Delayed Interest, 9.36%, 8/15/07 ................      B                        150,000(d)           101,813
      Fox/Liberty Networks LLC, Senior Note, 8.88%,
        8/15/07 .........................................      B                         50,000               52,000

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1998 Annual Report  18  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P                 Principal                Market
Description of Security                                    Rating (g)               Amount                Value (a)
---------------------------------------------------------  ----------          ----------------          -----------
      Outdoor Systems, Senior Subordinated Note, 8.88%,
        6/15/07 .........................................      B               $        125,000          $   132,500
      Sinclair Broadcast Group, Senior Subordinated Note,
        8.75%, 12/15/07 .................................      B                        175,000              180,688
      Sullivan Broadcasting Holdings, Debenture, 13.25%,
        12/15/06 ........................................      B-                        25,000               33,875
                                                                                                         -----------
                                                                                                             988,625
                                                                                                         -----------

  BUILDER (0.2%):
      American Builders, Senior Subordinated Note,
        10.63%, 5/15/07 .................................      B                         50,000(e)            52,250
                                                                                                         -----------

  BUILDING MATERIALS (0.2%):
      American Architectural, Senior Note, 11.75%,
        12/1/07 .........................................      B                         50,000(e)            52,500
                                                                                                         -----------

  BUSINESS SERVICES (1.4%):
      Dialog Corp PLC, Senior Subordinated Note, 11.00%,
        11/15/07 ........................................      B                         75,000(e)(i)         82,125
      Electronic Retailing Systems International, Inc.,
        Senior Discount Note (and Warrants), Delayed
        Interest, 13.92%, 2/1/04 ........................     N-R                        75,000(d)            49,125
      Knoll Inc., Senior Subordinated Note, 10.88%,
        3/15/06 .........................................      B+                       114,000              130,815
      Outsourcing Solutions, Senior Subordinated Note,
        11.00%, 11/1/06 .................................      B-                        50,000               53,875
      United Stationery Supply, Senior Subordinated Note,
        12.75%, 5/1/05                                         B                         83,000               96,280
                                                                                                         -----------
                                                                                                             412,220
                                                                                                         -----------

  CABLE TELEVISION (5.5%):
      Cablevision Systems Corp., Senior Subordinated
        Debenture, 9.88%, 2/15/13 .......................     BB-                       150,000              165,749
      Cablevision Systems Corp., Senior Subordinated
        Note, 9.88%, 5/15/06                                  BB-                        50,000               55,125
      Charter Communications South East L.P., Senior
        Note, 11.25%, 3/15/06 .                                B                        100,000              112,750

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1998 Annual Report  19  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P                 Principal                Market
Description of Security                                    Rating (g)               Amount                Value (a)
---------------------------------------------------------  ----------          ----------------          -----------
      Comcast Corp., Senior Subordinated Debenture,
        9.38%, 5/15/05 ..................................     BB+              $         75,000          $    80,438
      Comcast UK Cable Partners Ltd., Senior Discount
        Debenture, Delayed Interest, 11.07%, 11/15/07 ...      B-                       125,000(d)(i)        103,125
      Diamond Holdings Plc, Senior Note, 9.13%,
        2/1/08 ..........................................      B-                       125,000(e)(i)        125,625
      Diva Systems Corp., Senior Discount Note, Delayed
        Interest, 11.92%, 3/1/08 ........................     N-R                        75,000(d)            41,063
      Frontiervision Holdings, Senior Discount Note,
        Delayed Interest, 11.27%, 9/15/07 ...............      B                         75,000(d)            58,313
      International Cabletel Inc., Senior Note, Delayed
        Interest, 10.84%, 10/15/03                            N-R                       250,000(d)           243,750
      Pegasus Communications, Senior Note, 9.63%,
        10/15/05 ........................................      B-                        50,000               53,000
      Rogers Cablesystems, Senior Note, 10.00%,
        3/15/05 .........................................     BB+                       150,000(i)           168,750
      Telewest Communications Plc, Senior Discount
        Debenture, Delayed Interest, 10.90%, 10/1/07 ....      B+                       375,000(d)(i)        301,875
      United International Holdings Australia/Pacific,
        Senior Discount Note, Delayed Interest, 13.99%,
        5/15/06 .........................................      B                        150,000(d)           107,250
                                                                                                         -----------
                                                                                                           1,616,813
                                                                                                         -----------

  CHEMICALS AND PLASTICS (2.3%):
      Buckeye Technologies Inc., Senior Subordinated
        Note, 9.25%, 9/15/08                                  BB-                       125,000              130,625
      ISP Holdings Inc., Senior Note, 9.00%, 10/15/03 ...     BB-                       150,000              157,875
      Polymer Group Inc., Senior Subordinated Note,
        9.00%, 7/1/07 ...................................      B                        100,000              102,500
      Polymer Group, Senior Subordinated Note, 8.75%,
        3/1/08 ..........................................      B                        100,000(e)           100,000
      Sterling Chemical Holdings, Senior Discount Note,
        Delayed Interest, 12.99%, 8/15/08 ...............      B+                       100,000(d)            63,500

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1998 Annual Report  20  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P                 Principal                Market
Description of Security                                    Rating (g)               Amount                Value (a)
---------------------------------------------------------  ----------          ----------------          -----------
      Uniroyal Technology Corp., Senior Note, 11.75%,
        6/1/03 ..........................................      B               $        125,000          $   131,875
                                                                                                         -----------
                                                                                                             686,375
                                                                                                         -----------

  CONGLOMERATE (0.3%):
      Eagle-Picher Industries, Senior Subordinated Note,
        9.38%, 3/1/08 ...................................      B-                        75,000(e)            75,750
                                                                                                         -----------

  CONSUMER HEALTH (0.7%):
      Icon Health Corp., Senior Discount Note, Delayed
        Interest, 13.58%, 11/15/06 ......................     N-R                       100,000(d)            54,500
      Simmons Co., Senior Subordinated Note, 10.75%,
        4/15/06 .........................................      B                        150,000              162,938
                                                                                                         -----------
                                                                                                             217,438
                                                                                                         -----------

  CONSUMER NON-DURABLES (0.8%):
      Curtice-Burns Foods Inc., Senior Subordinated Note,
        12.25%, 2/1/05                                         B                         75,000               83,063
      Playtex Family Products Corp., Senior Subordinated
        Note, 9.00%, 12/15/03 ...........................      B                        150,000              155,250
                                                                                                         -----------
                                                                                                             238,313
                                                                                                         -----------

  CONTAINER AND GLASS PRODUCTS (0.2%):
      Tekni-Plex Inc., Senior Subordinated Note, 9.25%,
        3/1/08 ..........................................      B-                        50,000(e)            50,750
                                                                                                         -----------

  COSMETICS AND TOILETRIES (0.9%):
      Revlon Consumer Products, Senior Subordinated Note,
        10.50%, 2/15/03 .................................     N-R                        50,000               52,625
      Revlon Consumer Products, Senior Subordinated Note,
        8.63%, 2/1/08 ...................................      B-                       200,000(e)           199,500
                                                                                                         -----------
                                                                                                             252,125
                                                                                                         -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1998 Annual Report  21  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P                 Principal                Market
Description of Security                                    Rating (g)               Amount                Value (a)
---------------------------------------------------------  ----------          ----------------          -----------
  ECOLOGICAL SERVICES AND EQUIPMENT (0.9%):
      Allied Waste Industries, Senior Discount Note,
        Delayed Interest, 10.35%, 6/1/07 ................     N-R              $        200,000(d)       $   145,750
      Allied Waste North American Inc., 10.25%,
        12/1/06 .........................................      B+                       100,000              111,375
                                                                                                         -----------
                                                                                                             257,125
                                                                                                         -----------

  ELECTRICAL UTILITIES (0.6%):
      El Paso Electric Co., 9.40%, 5/1/11 ...............     BB+                       150,000              169,457
                                                                                                         -----------

  FINANCE (0.2%):
      Trizec Finance Ltd., Senior Note, 10.88%,
        10/15/05 ........................................     BB+                        50,000(i)            56,625
                                                                                                         -----------

  FOOD PRODUCTS (1.4%):
      Carr-Gottstein Foods Co., Senior Subordinated Note,
        12.00%, 11/15/05 ................................      B-                       100,000              111,500
      International Home Foods, Senior Subordinated Note,
        10.38%, 11/1/06 .................................      B-                       175,000              195,125
      Van De Kamps Inc., Senior Subordinated Note,
        12.00%, 9/15/05 .................................      B-                       100,000              112,500
                                                                                                         -----------
                                                                                                             419,125
                                                                                                         -----------

  FOOD SERVICES (0.7%):
      Ameriserve Food, Senior Subordinated Note, 10.13%,
        7/15/07 .........................................      B-                       200,000              217,500
                                                                                                         -----------

  FOOD AND DRUG RETAILING (0.9%):
      Jitney-Jungle Stores, Senior Subordinated Note,
        10.38%, 9/15/07 .................................      B-                        75,000               77,250
      Ralphs Grocery Co., Senior Note, 10.45%,
        6/15/04 .........................................      B                        175,000              200,813
                                                                                                         -----------
                                                                                                             278,063
                                                                                                         -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1998 Annual Report  22  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P                 Principal                Market
Description of Security                                    Rating (g)               Amount                Value (a)
---------------------------------------------------------  ----------          ----------------          -----------
  FOREST PRODUCTS (1.7%):
      Container Corporation of America, Senior Note,
        9.75%, 4/1/03 ...................................      B+              $        125,000          $   135,625
      Four M Corp., Senior Note, 12.00%, 6/1/06 .........      B                        100,000              106,000
      SD Warren Co., Senior Subordinated Note, 12.00%,
        12/15/04 ........................................      B+                       100,000              112,500
      Stone Container Corp., Senior Note, 11.50%,
        10/1/04 .........................................      B                        150,000              160,688
                                                                                                         -----------
                                                                                                             514,813
                                                                                                         -----------

  HEALTH CARE SERVICES (1.8%):
      Dade International Inc., Senior Subordinated Note,
        11.13%, 5/1/06                                         B                        150,000              166,875
      Genesis Health Ventures, Senior Subordinated Note,
        9.25%, 10/1/06                                         B-                        75,000               78,375
      Tenet Healthcare Corp, Senior Subordinated Note,
        10.13%, 3/1/05                                        BB-                       200,000              221,000
      Tenet Healthcare Corp., Senior Note, 8.00%,
        1/15/05 .........................................     BB+                        50,000               51,875
                                                                                                         -----------
                                                                                                             518,125
                                                                                                         -----------

  HEAVY ELECTRICAL MACHINERY (1.1%):
      Alvey Systems Inc., Senior Subordinated Note,
        11.38%, 1/31/03 .................................      B-                       150,000              160,125
      Tokheim Corp., Senior Subordinated Note, 11.50%,
        8/1/06 ..........................................      B                        150,000              170,250
                                                                                                         -----------
                                                                                                             330,375
                                                                                                         -----------

  HOME PRODUCTS AND FURNISHINGS (0.3%):
      Syratech Corp., Senior Note, 11.00%, 4/15/07 ......      B-                        50,000               45,250
      Werner Holdings Co. Inc., Senior Subordinated Note,
        10.00%, 11/15/07 ................................      B-                        50,000(e)            53,188
                                                                                                         -----------
                                                                                                              98,438
                                                                                                         -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1998 Annual Report  23  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P                 Principal                Market
Description of Security                                    Rating (g)               Amount                Value (a)
---------------------------------------------------------  ----------          ----------------          -----------
  HOTELS AND LEISURE (0.4%):
      Courtyard By Marriott, Senior Note, 10.75%,
        2/1/08 ..........................................      B-              $        100,000          $   111,000
                                                                                                         -----------

  INDUSTRIAL PRODUCTS AND EQUIPMENT (2.7%):
      Cabot Safety Corp., Senior Subordinated Note,
        12.50%, 7/15/05 .................................      B                        150,000              169,125
      Clark Materials Handling Inc., Senior Note, 10.75%,
        11/15/06 ........................................      B+                       100,000              108,750
      Continental Global Group, Senior Note, 11.00%,
        4/1/07 ..........................................      B                         50,000               54,000
      Fisher Scientific Intl., Senior Subordinated Note,
        9.00%, 2/1/08 ...................................      B-                        50,000(e)            51,125
      International Knife and Saw Inc., Senior
        Subordinated Note, 11.38%, 11/15/06 .............      B-                       100,000              109,500
      International Utility Structures, Senior
        Subordinated Note, 10.75%, 2/1/08                      B-                        50,000(e)(i)         51,875
      MMI Products Inc., Senior Subordinated Note,
        11.25%, 4/15/07 .................................      B-                        75,000               83,250
      Oshkosh Truck Corp., Senior Subordinated Note,
        8.75%, 3/1/08 ...................................      B                         50,000(e)            50,750
      Unifrax Investment Corp., Senior Note, 10.50%,
        11/1/03 .........................................      B                        100,000              105,000
                                                                                                         -----------
                                                                                                             783,375
                                                                                                         -----------

  INDUSTRIAL PROPERTY (0.2%):
      United International Holdings, Senior Discount
        Note, Delayed Interest, 10.55%, 2/15/08 .........      B                        100,000(d)(e)         61,000
                                                                                                         -----------

  LEISURE AND ENTERTAINMENT (3.3%):
      AMF Group Inc., Senior Discount Note, Delayed
        Interest, 10.25%, 3/15/06 .                            B-                       153,000(d)           122,783
      Cobblestone Golf Group, Senior Note, 11.50%,
        6/1/03 ..........................................      B                        150,000              167,250
      Premier Parks, Senior Note, 12.00%, 8/15/03 .......      B+                       150,000              166,500

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1998 Annual Report  24  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P                 Principal                Market
Description of Security                                    Rating (g)               Amount                Value (a)
---------------------------------------------------------  ----------          ----------------          -----------
      Six Flags Theme Parks Inc., Senior Subordinated
        Note, Delayed Interest, 12.44%, 6/15/05 .........      B               $        200,000(d)       $   221,000
      Viacom Inc., Subordinated Debenture, 8.00%,
        7/7/06 ..........................................     BB-                       300,000              308,250
                                                                                                         -----------
                                                                                                             985,783
                                                                                                         -----------

  MACHINE TOOL MANUFACTURER (0.2%):
      National Equipment, Senior Subordinated Note,
        10.00%, 11/30/04 ................................      B-                        50,000(e)            53,500
                                                                                                         -----------

  METAL & MINING (0.5%):
      Euramax International Plc, Senior Subordinated
        Note, 11.25%, 10/1/06 ...........................      B                        125,000(i)           136,875
                                                                                                         -----------

  OIL AND GAS (2.5%):
      Abraxas Petro, Senior Note, 11.50%, 11/1/04 .......      B                        125,000              131,875
      California Energy Company Inc., Senior Discount
        Note, Delayed Interest, 10.70%, 1/15/04 .........     BB+                        75,000(d)            81,281
      Dailey International Inc., Senior Note, 9.50%,
        2/15/08 .........................................      B                         50,000(e)            51,000
      DI Industries Inc., Senior Note, 8.88%, 7/1/07 ....      B+                        50,000               52,875
      Falcon Drilling Company Inc., Senior Note, 9.75%,
        1/15/01 .........................................      B+                       100,000              104,000
      Forcenergy Inc., Senior Subordinated Note, 9.50%,
        11/1/06 .........................................      B                        100,000              107,000
      Pacalta Resources Ltd., Senior Note, 10.75%,
        6/15/04 .........................................      B-                        50,000(i)            50,500
      United Meridian Corp., Senior Subordinated Note,
        10.38%, 10/15/05 ................................      B                         50,000               55,750
      Universal Compression Inc., Senior Discount Note,
        Delayed Interest, 9.68%, 2/15/08 ................      B                         50,000(d)(e)         31,500

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1998 Annual Report  25  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P                 Principal                Market
Description of Security                                    Rating (g)               Amount                Value (a)
---------------------------------------------------------  ----------          ----------------          -----------
      XCL Ltd., Senior Subordinated Note (and Warrants),
        13.50%, 5/1/04 ..................................     N-R              $         50,000(e)       $    60,250
                                                                                                         -----------
                                                                                                             726,031
                                                                                                         -----------

  PRINTING AND PUBLISHING (0.8%):
      Affiliated Newspaper Investments, Senior Discount
        Note, Delayed Interest, 12.79%, 7/1/06 ..........      B+                       200,000(d)           193,000
      Hollinger International Publishing, Senior
        Subordinated Note, 9.25%, 3/15/07 ...............     BB-                        50,000               53,750
                                                                                                         -----------
                                                                                                             246,750
                                                                                                         -----------

  RETAIL STORES (1.1%):
      Brylane LP, Senior Subordinated Note, 10.00%,
        9/1/03 ..........................................      B+                       150,000              160,500
      Herff Jones Inc., Senior Subordinated Note, 11.00%,
        8/15/05 .........................................      B                        100,000              111,500
      Hosiery Corp of America Inc., Senior Subordinated
        Note, 13.75%, 8/1/02                                   B-                        50,000               55,250
                                                                                                         -----------
                                                                                                             327,250
                                                                                                         -----------

  STEEL MANUFACTURER (0.9%):
      GS Technologies, Senior Operating Note, 12.00%,
        9/1/04 ..........................................      B                        250,000              275,938
                                                                                                         -----------

  SURFACE TRANSPORTATION (2.2%):
      Chemical Leaman Corp., Senior Note, 10.38%,
        6/15/05 .........................................      B                         50,000               53,499
      Gearbulk Holding Ltd., Senior Note, 11.25%,
        12/1/04 .........................................      BB                        75,000(i)            82,406
      Statia Terminals, 11.75%, 11/15/03 ................      B                        100,000              106,750
      Stena AB, Senior Note, 10.50%, 12/15/05 ...........     BB-                       150,000(i)           165,563
      Stena AB, Senior Note, 8.75%, 6/15/07 .............     BB-                        50,000(i)            51,938
      Trism Inc., Senior Subordinated Note, 10.75%,
        12/15/00 ........................................      B-                       215,000              188,125
                                                                                                         -----------
                                                                                                             648,281
                                                                                                         -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1998 Annual Report  26  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P                 Principal                Market
Description of Security                                    Rating (g)               Amount                Value (a)
---------------------------------------------------------  ----------          ----------------          -----------
  TECHNOLOGY SERVICES (0.2%):
      Amphenol Corp., Senior Subordinated Note, 9.88%,
        5/15/07 .........................................      B-              $         50,000          $    54,500
                                                                                                         -----------

  TELECOMMUNICATIONS AND CELLULAR (9.0%):
      American Communication Services Inc., Senior Note,
        13.75%, 7/15/07 .                                     N-R                        50,000               60,499
      Cellular Communications International Inc., Senior
        Discount Note, Zero-Coupon, 13.25%, 8/15/00 .....     CCC+                      150,000(f)           129,660
      Esprit Telecom Group PLC, Senior Note, 11.50%,
        12/15/07 ........................................      B-                        50,000(i)            54,625
      Flag Limited, Senior Note, 8.25%, 1/30/08 .........      B+                        50,000(e)(i)         51,125
      Hermes Europe Railtel BV, Senior Note, 11.50%,
        8/15/07 .........................................      B                        100,000(i)           112,500
      Highwaymaster Communications Inc., Senior
        Subordinated Note, 13.75%, 9/15/05 ..............     N-R                        50,000               52,625
      Intermedia Communication, Senior Discount Note,
        Delayed Interest, 8.82%, 7/15/07 ................      B                        100,000(d)            73,750
      Intermedia Communications of Florida, Senior
        Discount Note, Delayed Interest, 10.97%,
        5/15/06 .........................................      B                        250,000(d)           203,750
      Metronet Communications, Senior Note, 12.00%,
        8/15/07 .........................................     N-R                       100,000(i)           116,000
      Millicom International Cellular, Senior Discount
        Note, Delayed Interest, 12.66%, 6/1/06 ..........      B-                       175,000(d)(i)        135,188
      Nextel Communications, Senior Discount Note,
        Delayed Interest, 9.72%, 8/15/04 ................     CCC+                      100,000(d)            96,250
      Nextel Communications, Senior Discount Note,
        Delayed Interest, 9.75%, 2/15/08 ................     CCC+                      150,000(d)(e)         92,063
      Nextlink Communications, Senior Note, 9.00%,
        3/15/08 .........................................      B                        100,000(e)           101,000
      Paging Network, Senior Subordinated Note, 10.00%,
        10/15/08 ........................................      B                        250,000              260,625

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1998 Annual Report  27  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P                 Principal                Market
Description of Security                                    Rating (g)               Amount                Value (a)
---------------------------------------------------------  ----------          ----------------          -----------
      Qwest Communications International., Senior
        Discount Note, Delayed Interest, 8.80%,
        10/15/07 ........................................     N-R              $        300,000(d)(e)    $   209,250
      Rogers Cantel Inc., Senior Subordinated Note,
        8.80%, 10/1/07                                        BB-                       100,000(i)           100,250
      Sygnet Wireless Inc., Senior Note, 11.50%,
        10/1/06 .........................................     CCC+                      100,000              112,000
      Teleport Communications Plc, Senior Discount Note,
        Delayed Interest, 10.20%, 7/1/07 ................      B+                       200,000(d)           172,500
      Telesystem International Wireless, Senior Discount
        Note, Delayed Interest, 11.95%, 6/30/07 .........      B-                       125,000(d)(e)(i)      85,000
      Telesystem International Wireless, Senior Discount
        Note, Delayed Interest, 10.27%, 11/1/07 .........      B-                        50,000(d)(e)(i)      30,750
      Teligent Inc., Senior Note, 11.50%, 12/1/07 .......     CCC                       100,000              103,250
      USA Mobile Communications Inc. II, Senior Note,
        9.50%, 2/1/04 ...................................     CCC+                      100,000               97,500
      Vanguard Cellular System, Senior Debenture, 9.38%,
        4/15/06 .........................................      B+                       200,000              212,000
                                                                                                         -----------
                                                                                                           2,662,160
                                                                                                         -----------

  TEXTILES AND APPAREL (1.8%):
      Glenoit Corp., Senior Subordinated Note, 11.00%,
        4/15/07 .........................................      B-                       100,000(e)           109,250
      Pillowtex Corp., Senior Subordinated Note, 10.00%,
        11/15/06 ........................................      B+                       100,000              110,000
      Westpoint Stevens Inc., Senior Subordinated
        Debenture, 9.38%, 12/15/05 ......................      B+                       300,000              318,000
                                                                                                         -----------
                                                                                                             537,250
                                                                                                         -----------

  TRANSPORTATION (0.3%):
      Lear Corp., Subordinated Note, 9.50%, 7/15/06 .....     BB+                        75,000               83,151
                                                                                                         -----------

        Total High Yield Corporate Bonds
          (cost: $14,769,052)  ..........................                                                 15,874,622
                                                                                                         -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1998 Annual Report  28  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                                               Market
Description of Security                                      Shares          Value (a)
---------------------------------------------------------  -----------      ------------
COMMON STOCK (H) (0.2%):
  CABLE TELEVISION (0.0%):
      CS Wireless Systems Inc. ..........................           27      $         --
                                                                            ------------

  PRINTING & PUBLISHING (0.2%):
      Affiliated Newspaper Investments ..................          500            55,250
                                                                            ------------

  RETAIL TRADE (0.0%):
      Hosiery Corp of America Inc. ......................           50               250
                                                                            ------------

  TECHNOLOGY (0.0%):
      Pegasus Communications Corp. ......................          225             4,669
      Sullivan Broadcasting Holdings ....................          400            12,200
                                                                            ------------
                                                                                  16,869
                                                                            ------------

        Total Common Stock
          (cost: $3,233)  ...............................                         72,369
                                                                            ------------

PREFERRED STOCK (3.5%):
  BROADCAST RADIO AND TELEVISION (1.9%):
      American Radio Systems Corp., Exchangeable, PIK,
        11.38% ..........................................        1,438(d)        167,527
      Chancellor Media Corp., Exchangeable, PIK,
        12.00% ..........................................          794(d)         95,677
      Echostar Communications, Exchangeable, PIK,
        12.13% ..........................................           52(d)         57,679
      SFX Broadcasting Inc., Cumulative, Non-Voting,
        Exchangeable, PIK, 12.63% .......................        1,328(d)        156,040
      Sinclair Capital, Cumulative, Non-Voting,
        Exchangeable, 11.63%                                       750            82,125
                                                                            ------------
                                                                                 559,048
                                                                            ------------

  CABLE TELEVISION (0.4%):
      Pegasus Communications, Exchangeable, Cumulative,
        PIK, 12.75% .....................................          106(d)        120,204
                                                                            ------------

  COMMERCIAL SERVICES (0.1%):
      Nebco Evans Holding Co., Exchangeable, PIK,
        11.25% ..........................................          250(d)(e)       25,000
                                                                            ------------

  FINANCIAL SERVICES (0.3%):
      Crown American Realty Trust, Cumulative,
        Non-Voting, Exchangeable, 11.00% ................        1,500            82,407
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1998 Annual Report  29  Highlander Income Fund

HIGHLANDER INCOME FUND
(CONTINUED)

                                                                               Market
Description of Security                                      Shares          Value (a)
---------------------------------------------------------  -----------      ------------
  PRINTING AND PUBLISHING (0.6%):
      Primedia Inc., Non-Convertible, Cumulative, PIK,
        11.63% ..........................................            3(d)   $        308
      Primedia Inc., Non-Convertible, Exchangeable,
        9.20% ...........................................        1,700           176,800
                                                                            ------------
                                                                                 177,108
                                                                            ------------

  TELECOMMUNCIATIONS AND CELLULAR (0.2%):
      Nextel Communications, Exchangeable, Cumulative,
        PIK, 13.00% .....................................           52(d)         60,319
                                                                            ------------

        Total Preferred Stock
          (cost: $924,831)  .............................                      1,024,086
                                                                            ------------

WARRANTS (H) (0.1%):
      BAR Technologies, 4/1/01 ..........................           50             3,000
      Cellular Communications International Inc.,
        8/15/03 .........................................          150             3,000
      Electronic Retailing Systems International, Inc.,
        8/15/01 .........................................           75             2,250
      Highwaymaster Communications Inc., 9/27/01 ........           50               500
      ICF Kaiser International, 12/31/98 ................          120                30
      Icon Health Corp., 11/14/99 .......................          150             7,575
      Metronet Communications, 8/15/07 ..................          100(i)            325
      Nextel Communications, 4/15/99 ....................          250               368
      Sterling Chemicals Holdings, 8/15/08 ..............          100             2,850
      United International Holdings Australia/Pacific,
        10/30/01 ........................................          150               750
      Wireless One Inc., 10/19/00 .......................          150                --
                                                                            ------------

        Total Warrants
          (cost: $18,544)  ..............................                         20,648
                                                                            ------------

SHORT-TERM SECURITIES (1.7%):
      Repurchase agreement with Goldman Sachs, acquired
        on 2/27/98, interest of $241, 5.68%, 3/2/98
        (cost: $510,000) ................................      510,000(j)        510,000
                                                                            ------------

        Total Investments in Securities
          (cost: $31,190,313) (k)  ......................                     33,022,774
                                                                            ------------
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1998 Annual Report  30  Highlander Income Fund

NOTES TO INVESTMENTS IN SECURITIES.
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) THESE ISSUES ARE PARTIALLY PLEDGED AS INITIAL MARGIN DEPOSITS ON OPEN INTEREST RATE FUTURES SALES CONTRACTS (SEE NOTE 2 TO THE FINANCIAL STATEMENTS).
(c) ON FEBRUARY 28, 1998, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $4,039,375.
(d)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         Z-BOND - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING
          THEIR INITIAL ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT SPECIFIED RATES. INTEREST RATE DISCLOSED REPRESENTS CURRENT YIELD BASED UPON THE COST BASIS AND ESTIMATED TIMING OF FUTURE CASH FLOWS.
         DELAYED INTEREST - REPRESENTS SECURITIES THAT REMAIN ZERO-COUPON
          SECURITIES UNTIL A PREDETERMINED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE AND INTEREST BECOMES PAYABLE AT REGULAR INTERVALS. THE INTEREST RATES DISCLOSED REPRESENT YIELDS AT FEBRUARY 28, 1998, BASED UPON THE ESTIMATED TIMING AND AMOUNT OF FUTURE INTEREST AND PRINCIPAL PAYMENTS.
         PIK - PAYMENT-IN-KIND INTEREST IS GENERALLY PAID BY ISSUING ADDITIONAL
          PAR OF THE SECURITY RATHER THAN PAYING CASH.
(e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED ILLIQUID. ON FEBRUARY 28, 1998, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $2,042,374 OR 6.9% OF TOTAL NET ASSETS. INFORMATION REGARDING THESE SECURITIES IS AS FOLLOWS:

                         SECURITY                               PAR     DATE ACQUIRED  COST BASIS
-----------------------------------------------------------  ---------  -------------  -----------
ACME TELEVISION............................................  $ 100,000      9/97        $  76,439
CHANCELLOR MEDIA CORP......................................     50,000      12/97          55,195
AMERICAN BUILDERS..........................................     50,000      5/97           50,000
AMERICAN ARCHITECTURAL.....................................     50,000      12/97          50,000
DIAMOND HOLDINGS PLC.......................................    125,000      1/98          126,245
POLYMER GROUP..............................................    100,000      2/98          100,000
EAGLE-PICHER INDUSTRIES....................................     75,000      2/98           75,168
TEKNI-PLEX INC.............................................     50,000      2/98           50,000
REVLON CONSUMER PRODUCTS...................................    200,000      1/98          199,932
WERNER HOLDINGS CO. INC....................................     50,000      11/97          50,000
DIALOG CORP. PLC...........................................     75,000      11/97          75,000
FISHER SCIENTIFIC INTERNATIONAL............................     50,000      1/98           50,000
INTERNATIONAL UTILITY STRUCTURES...........................     50,000      1/98           50,000
OSHKOSH TRUCK CORP.........................................     50,000      2/98           50,000
UNITED INTERNATIONAL HOLDINGS..............................    100,000      1/98           59,520
NATIONAL EQUIPMENT.........................................     50,000      11/97          49,400
DAILEY INTERNATIONAL INC...................................     50,000      2/98           50,000
UNIVERSAL COMPRESSION INC..................................     50,000      2/98           31,011
XCL LIMITED................................................     50,000      5/97           50,000
FLAG LIMITED...............................................     50,000      1/98           50,000
NEXTEL COMMUNICATIONS......................................    150,000      2/98           92,706
NEXTLINK COMMUNICATIONS....................................    100,000      2/98           99,798
QWEST COMMUNICATIONS INTERNATIONAL.........................    300,000   10/97-1/98       203,926
TELESYSTEM INTERNATIONAL WIRELESS..........................    125,000   6/97-10/97        77,670
TELESYSTEM INTERNATIONAL WIRELESS..........................     50,000      10/97          31,014
GLENOIT CORP...............................................    100,000    3/97-8/97       103,048

(F) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.

---------------------------------------------------------------------

                 1998 Annual Report  31  Highlander Income Fund

(G)  THE STANDARD & POOR'S RATING IS A CURRENT ASSESSMENT OF THE CREDIT
     WORTHINESS OF AN ISSUER WITH RESPECT TO A SPECIFIC OBLIGATION. SECURITIES
     DESIGNATED AS "N-R" ARE NOT RATED BY STANDARD & POOR'S.
         "BBB" - AN ADEQUATE CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL.
           WHEREAS IT NORMALLY EXHIBITS ADEQUATE PROTECTION PARAMETERS, ADVERSE
           ECONOMIC CONDITIONS OR CHANGING CIRCUMSTANCES ARE MORE LIKELY TO LEAD
           TO A WEAKENED CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL FOR DEBT
           IN THIS CATEGORY THAN IN HIGHER RATED CATEGORIES.
         "BB" - LESS NEAR-TERM VULNERABILITY TO DEFAULT THAN OTHER SPECULATIVE
           ISSUES. HOWEVER, IT FACES MAJOR ONGOING UNCERTAINTIES OR EXPOSURE TO
           ADVERSE BUSINESS, FINANCIAL OR ECONOMIC CONDITIONS WHICH COULD LEAD
           TO INADEQUATE CAPACITY TO MEET TIMELY INTEREST PRINCIPAL PAYMENTS.
         "B" - A GREATER VULNERABILITY TO DEFAULT BUT CURRENTLY HAS THE CAPACITY
           TO MEET INTEREST PAYMENTS AND PRINCIPAL REPAYMENTS. ADVERSE BUSINESS,
           FINANCIAL OR ECONOMIC CONDITIONS WILL LIKELY IMPAIR CAPACITY OR
           WILLINGNESS TO PAY INTEREST AND REPAY PRINCIPAL.
         "CCC" - CURRENTLY IDENTIFIABLE VULNERABILITY TO DEFAULT, AND IS
           DEPENDENT UPON FAVORABLE BUSINESS, FINANCIAL AND ECONOMIC CONDITIONS
           TO MEET TIMELY PAYMENT OF INTEREST AND REPAYMENT OF PRINCIPAL. IN THE
           EVENT OF ADVERSE BUSINESS, FINANCIAL OR ECONOMIC CONDITIONS, IT IS
           NOT LIKELY TO HAVE THE CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL.
(H)  CURRENTLY NON-INCOME PRODUCING.
(I)  SECURITIES OF FOREIGN ISSUERS ARE DENOMINATED IN U.S. DOLLARS. THE
     AGGREGATE VALUE OF THESE SECURITIES AT FEBRUARY 28, 1998, IS $2,063,045,
     WHICH REPRESENTS 7.0% OF TOTAL NET ASSETS.
(J)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(K)  ON FEBRUARY 28, 1998, THE COST OF INVESTMENTS IN SECURITIES, INCLUDING OPEN
     FUTURES TRANSACTIONS, FOR FEDERAL INCOME TAX PURPOSES WAS $31,190,313. THE
     AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN
     SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  1,904,754
      GROSS UNREALIZED DEPRECIATION ......       (72,606)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  1,832,148
                                            ------------
                                            ------------

---------------------------------------------------------------------

                 1998 Annual Report  32  Highlander Income Fund

Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
HIGHLANDER INCOME FUND INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Highlander Income Fund Inc. as of February 28, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended February 28, 1998, and the financial highlights presented in note 7 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Highlander Income Fund Inc. as of February 28, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
April 3, 1998

---------------------------------------------------------------------

                 1998 Annual Report  33  Highlander Income Fund

        Federal Income Tax Information
--------------------------------------------------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

                  INCOME DISTRIBUTIONS
                  (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
----------------------------------------  -------
March 26, 1997 .........................  $0.0940
April 23, 1997 .........................   0.0940
May 28, 1997 ...........................   0.0940
June 25, 1997 ..........................   0.0940
July 23, 1997 ..........................   0.0940
August 27, 1997 ........................   0.0940
September 24, 1997 .....................   0.0940
October 29, 1997 .......................   0.0940
November 24, 1997 ......................   0.0880
December 17, 1997 ......................   0.0880
January 12, 1998 .......................   0.0880
February 25, 1998 ......................   0.0880
                                          -------
    Total ..............................  $1.1040
                                          -------
                                          -------

                  LONG-TERM GAINS
                  (TAXABLE AS CAPITAL GAIN DISTRIBUTIONS)

PAYABLE DATE                              AMOUNT
----------------------------------------  -------
December 17, 1997 ......................  $0.0511
                                          -------
                                          -------

---------------------------------------------------------------------

                 1998 Annual Report  34  Highlander Income Fund

        Shareholder Update
--------------------------------------------------------------------------------

               ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 20, 1997. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               1.  The fund's shareholders elected the following directors:

                                          SHARES VOTED   SHARES WITHHOLDING
                                             "FOR"       AUTHORITY TO VOTE
                                          ------------   ------------------
David T. Bennett .......................       *               *
Jaye F. Dyer ...........................    1,457,837           18,130
William H. Ellis .......................       *               *
Karol D. Emmerich ......................    1,458,069           17,898
Luella G. Goldberg .....................    1,458,069           17,898
David A. Hughey ........................    1,458,069           17,898
George Latimer .........................    1,454,736           21,231

* THE NAMES OF MR. BENNETT AND MR. ELLIS WERE INADVERTENTLY OMITTED FROM THE PROXY CARDS FOR THE ANNUAL MEETING. TO ASSURE THAT THEIR TERMS OF OFFICE CONTINUE, THE REMAINING BOARD MEMBERS HAVE ELECTED MR. BENNETT AND MR. ELLIS TO SERVE AS DIRECTORS OF THE FUND.

               2. The fund's shareholders ratified the selection by a majority of the independent members of the fund's board of directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending February 28, 1998. The following votes were cast regarding this matter:

 SHARES VOTED   SHARES VOTED                  BROKER
    "FOR"        "AGAINST"     ABSTENTIONS   NON-VOTES
 ------------   ------------   -----------   ---------
   1,459,008        7,230         9,729         --

               TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
               As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy

---------------------------------------------------------------------

                 1998 Annual Report  35  Highlander Income Fund

--------------------------------------------------------------------------------
               additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

               ELIGIBILITY/PARTICIPATION
               You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

               If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

               Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

               PLAN ADMINISTRATION
               Beginning no more than 5 business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

---------------------------------------------------------------------

                 1998 Annual Report  36  Highlander Income Fund

--------------------------------------------------------------------------------

               By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

               There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

               IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertified form in your name.

               TAX INFORMATION
               Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

               PLAN WITHDRAWAL
               If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to

---------------------------------------------------------------------

                 1998 Annual Report  37  Highlander Income Fund

--------------------------------------------------------------------------------
               IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

               If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

               If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

               PLAN AMENDMENT/TERMINATION
               The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

               Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

---------------------------------------------------------------------

                 1998 Annual Report  38  Highlander Income Fund

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--------------------------------------------------------------------------------

                    1998 Annual Report    39   Highlander Income Portfolio

     Glossary of Terms #
--------------------------------------------------------------------------------

     CMO Z-BONDS
     Collateralized mortgage obligations are mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. This is accomplished by applying cash (payments and prepayments of principal and interest) from mortgages in the pool in the order that the CMOs pay out. Tranches pay different rates of interest and typically mature in two, five, 10 or 20 years. Issued by the Federal Home Loan Mortgage Corporation (Freddie Mac) and private issuers, CMOs are usually backed by government-guaranteed or other top-grade mortgages.

     Z-bonds represent securities that pay no interest or principal during their initial accrual periods, but accrue additional principal at specified rates.

     COUPON
     Coupon is the interest rate on a bond that the issuer promises to pay to the holder until the bond matures or resets its rate. It is expressed as an annual percentage of face value.

     YIELD SPREAD
     In comparing bonds, yield spread refers to the difference in yields between bonds of different credit quality.


--------------------------------------------------------------------------------

                    1998 Annual Report    40   Highlander Income Portfolio

DIRECTORS
--------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.
JAYE F. DYER, President, Dyer Management Company
WILLIAM H. ELLIS, Retired President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated
KAROL D. EMMERICH, President, The Paraclete Group
LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.
DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.
GEORGE LATIMER, Chief Executive Officer, National Equity Funds

OFFICERS
--------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board
PAUL A. DOW, President
ROBERT H. NELSON, Vice President and Treasurer
SUSAN SHARP MILEY, Secretary

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804

SUBADVISOR
--------------------------------------------------------------------------------
FEDERATED ADVISERS
Federated Investors Tower, Pittsburgh, PA  15222-3779

CUSTODIAN, ACCOUNTING AND TRANSFER AGENT
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
801 Pennsylvania, Kansas City, MO  64105-1307

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
KPMGPEAT MARWICK LLP
4200 Norwest Center, Minneapolis, MN  55402

LEGAL COUNSEL
--------------------------------------------------------------------------------
DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402

--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

BY PHONE  [GRAPHIC]
--------------------------------------------------------------------------------
800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL  [GRAPHIC]
--------------------------------------------------------------------------------
Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 800 866-7778, or mail a request to us.

ON-LINE  [GRAPHIC]
--------------------------------------------------------------------------------
http://www.piperjaffray.com/

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#11710  4/1998  087-98

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